NORWEST
CORPORATION

CONSENT OF AUTHOR

TO: UNITED STATES SECURITIES AND EXCHANGE COMMISSION

I, Robert Sim, P.Geo., do hereby consent to the filing, with the regulatory authorities referred to above, of the technical report titled *"Technical Report El Galeno Copper-Gold Property"* dated September 22, 2006 (the "Technical Report"), and to the written disclosure of the Technical Report and of extracts from the Technical Report in the written disclosure in the Registration Statement of Northern Peru Copper Corp. I further consent to the attachment of the Technical Report as an Exhibit to the Registration Statement.

I hereby certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentations in the information derived from the Technical Report in the written disclosure in the Registration Statement of Northern Peru Copper Corp.

DATED: October 31, 2006

PROFESSIONAL
PROVINCE OF
R.C. SIM
BRITISH COLUMBIA
GEOSCIENTIST

Robert Sim

2700, 411 – 1st Street S.E. • Calgary, Alberta CANADA T2G 4Y5 • Telephone (403) 237-7763 • Fax (403) 263-4086 • www.norwestcorp.com

DENVER CALGARY HOUSTON SALT LAKE CITY VANCOUVER GOLDEN CHARLESTON WV BEIJING

NORWEST
CORPORATION

CONSENT OF AUTHOR

TO: UNITED STATES SECURITIES AND EXCHANGE COMMISSION

I, Geoffrey Jordan, P.Geol., do hereby consent to the filing, with the regulatory authorities referred to above, of the technical report titled *"Technical Report El Galeno Copper-Gold Property"* dated September 22, 2006 (the "Technical Report"), and to the written disclosure of the Technical Report and of extracts from the Technical Report in the written disclosure in the Registration Statement of Northern Peru Copper Corp. I further consent to the attachment of the Technical Report as an Exhibit to the Registration Statement.

I hereby certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentations in the information derived from the Technical Report in the written disclosure in the Registration Statement of Northern Peru Copper Corp.

DATED: October 31, 2006

Geoffrey Jordan

PROFESSIONAL GEOLOGIST G. R. JORDAN ALBERTA

2700, 411 – 1st Street S.E. • Calgary, Alberta CANADA T2G 4Y5 • Telephone (403) 237-7763 • Fax (403) 263-4086 • www.norwestcorp.com

DENVER CALGARY HOUSTON SALT LAKE CITY VANCOUVER GOLDEN CHARLESTON WV BEIJING